EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Southwest Bancorporation of Texas, Inc. (the “Company”), does hereby certify that:

1) the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2004

/s/ RANDALL E. MEYER

Randall E. Meyer
Executive Vice President and Chief Financial Officer